Exhibit 99.1

XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME, ADJUSTED OPERATING INCOME, EBITDA AND ADJUSTED EBITDA BY SEGMENT

($ MILLIONS)

	Year Ended		Year Ended		Three Months Ended
	December 31, 2015		December 31, 2016		March 31, 2017
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	2,296	2,009	2,272	1,957	546	467
Applied Water	1,415	1,415	1,405	1,405	354	354
Sensus & Analytics	—	287	147	462	237	316
Total	3,711	3,711	3,824	3,824	1,137	1,137

Revenue
Water Infrastructure	2,231	1,940	2,246	1,932	496	419
Applied Water	1,422	1,422	1,393	1,393	333	333
Sensus & Analytics	—	291	132	446	242	319
Total	3,653	3,653	3,771	3,771	1,071	1,071

Operating Income
Water Infrastructure	303	261	308	291	47	40
Applied Water	190	190	188	188	36	36
Sensus & Analytics	—	42	(17)	—	18	25
Corp and Other	(44)	(44)	(73)	(73)	(15)	(15)
Total	449	449	406	406	86	86

Adjustments (a)
Water Infrastructure	14	12	33	18	5	4
Applied Water	7	7	16	16	9	9
Sensus & Analytics	—	2	26	41	8	9
Corp and Other	—	—	30	30	4	4
Total	21	21	105	105	26	26

Adjusted Operating Income
Water Infrastructure	317	273	341	309	52	44
Applied Water	197	197	204	204	45	45
Sensus & Analytics	—	44	9	41	26	34
Corp and Other	(44)	(44)	(43)	(43)	(11)	(11)
Total	470	470	511	511	112	112

Adjusted Operating Margin
Water Infrastructure	14.2%	14.1%	15.2%	16.0%	10.5%	10.5%
Applied Water	13.9	13.9	14.6	14.6	13.5	13.5
Sensus & Analytics	—	15.1	6.8	9.2	10.7	10.7
Total	12.9%	12.9%	13.6%	13.6%	10.5%	10.5%

EBITDA
Water Infrastructure	401	343	396	359	70	58
Applied Water	218	218	213	213	44	44
Sensus & Analytics	—	58	4	41	43	55
Corp and Other	(15)	(15)	(36)	(36)	(2)	(2)
Total	604	604	577	577	155	155

Adjustments (a)
Water Infrastructure	6	4	33	18	5	4
Applied Water	6	6	16	16	4	4
Sensus & Analytics	—	2	19	34	5	6
Corp and Other	4	4	30	30	4	4
Total	16	16	98	98	18	18

Adjusted EBITDA
Water Infrastructure	407	347	429	377	75	62
Applied Water	224	224	229	229	48	48
Sensus & Analytics	—	60	23	75	48	61
Corp and Other	(11)	(11)	(6)	(6)	2	2
Total	620	620	675	675	173	173

Adjusted EBITDA Margin
Water Infrastructure	18.2%	17.9%	19.1%	19.5%	15.1%	14.8%
Applied Water	15.8	15.8	16.4	16.4	14.4	14.4
Sensus & Analytics	—	20.6	17.4	16.8	19.8	19.1
Total	17.0%	17.0%	17.9%	17.9%	16.2%	16.2%

(a)	Adjustments consist of Sensus acquisition related costs in 2016 and 2017 and special charges and restructuring and realignment costs in all years.

XYLEM INC.

RECAST ORDERS, REVENUE, OPERATING INCOME, ADJUSTED OPERATING INCOME, EBITDA AND ADJUSTED EBITDA BY SEGMENT 2016 QUARTER TO DATE

($ MILLIONS)

	1Q 2016		2Q 2016		3Q 2016		4Q 2016
	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast	As Previously Reported	As Recast
Orders
Water Infrastructure	534	461	562	483	604	521	572	492
Applied Water	354	354	361	361	342	342	348	348
Sensus & Analytics	—	73	—	79	—	83	147	227
Total	888	888	923	923	946	946	1,067	1,067

Revenue
Water Infrastructure	514	440	566	484	554	478	612	530
Applied Water	333	333	366	366	343	343	351	351
Sensus & Analytics	—	74	—	82	—	76	132	214
Total	847	847	932	932	897	897	1,095	1,095

Operating Income
Water Infrastructure	54	51	70	66	79	75	105	99
Applied Water	39	39	51	51	50	50	48	48
Sensus & Analytics	—	3	—	4	—	4	(17)	(11)
Corp and Other	(14)	(14)	(12)	(12)	(20)	(20)	(27)	(27)
Total	79	79	109	109	109	109	109	109

Adjustments (a)
Water Infrastructure	8	5	9	6	9	5	7	2
Applied Water	3	3	3	3	3	3	7	7
Sensus & Analytics	—	3	—	3	—	4	26	31
Corp and Other	2	2	—	—	10	10	18	18
Total	13	13	12	12	22	22	58	58

Adjusted Operating Income
Water Infrastructure	62	56	79	72	88	80	112	101
Applied Water	42	42	54	54	53	53	55	55
Sensus & Analytics	—	6	—	7	—	8	9	20
Corp and Other	(12)	(12)	(12)	(12)	(10)	(10)	(9)	(9)
Total	92	92	121	121	131	131	167	167

Adjusted Operating Margin
Water Infrastructure	12.1%	12.7%	14.0%	14.9%	15.9%	16.7%	18.3%	19.1%
Applied Water	12.6	12.6	14.8	14.8	15.5	15.5	15.7	15.7
Sensus & Analytics	—	8.1	—	8.5	—	10.5	6.8	9.3
Total	10.9%	10.9%	13.0%	13.0%	14.6%	14.6%	15.3%	15.3%

EBITDA
Water Infrastructure	77	69	91	82	103	94	125	114
Applied Water	44	44	59	59	56	56	54	54
Sensus & Analytics	—	8	—	9	—	9	4	15
Corp and Other	(5)	(5)	(3)	(3)	(11)	(11)	(17)	(17)
Total	116	116	147	147	148	148	166	166

Adjustments (a)
Water Infrastructure	8	5	9	6	9	5	7	2
Applied Water	3	3	3	3	3	3	7	7
Sensus & Analytics	—	3	—	3	—	4	19	24
Corp and Other	2	2	—	—	10	10	18	18
Total	13	13	12	12	22	22	51	51

Adjusted EBITDA
Water Infrastructure	85	74	100	88	112	99	132	116
Applied Water	47	47	62	62	59	59	61	61
Sensus & Analytics	—	11	—	12	—	13	23	39
Corp and Other	(3)	(3)	(3)	(3)	(1)	(1)	1	1
Total	129	129	159	159	170	170	217	217

Adjusted EBITDA Margin
Water Infrastructure	16.5%	16.8%	17.7%	18.2%	20.2%	20.7%	21.6%	21.9%
Applied Water	14.1	14.1	16.9	16.9	17.2	17.2	17.4	17.4
Sensus & Analytics	—	14.9	—	14.6	—	17.1	17.4	18.2
Total	15.2%	15.2%	17.1%	17.1%	19.0%	19.0%	19.8%	19.8%

(a)	Adjustments consist of Sensus acquisition related costs in Q3 and Q4 and special charges and restructuring and realignment costs in all quarters.

Xylem Inc. Non-GAAP Reconciliation

Recast - GAAP vs. Organic & Constant Currency Order Growth

($ Millions)

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Orders	Orders	2016 v. 2015	2016 v. 2015	Acquisitions / Divestitures	FX Impact	Adj. 2016 v. 2015	Adj. 2016 v. 2015
	2016	2015
Year Ended December 31

Xylem Inc.	3,824	3,711	113	3%	(179)	78	12	—%	5%

Water Infrastructure	1,957	2,009	(52)	(3)%	—	55	3	—%	—%
Applied Water	1,405	1,415	(10)	(1)%	—	20	10	1%	1%
Sensus & Analytics	462	287	175	61%	(179)	3	(1)	—%	62%

Quarter Ended December 31

Xylem Inc.	1,067	913	154	17%	(155)	19	18	2%	19%

Water Infrastructure	492	486	6	1%	—	13	19	4%	4%
Applied Water	348	354	(6)	(2)%	—	5	(1)	—%	—%
Sensus & Analytics	227	73	154	211%	(155)	1	—	—%	212%

Quarter Ended September 30

Xylem Inc.	946	939	7	1%	(10)	15	12	1%	2%

Water Infrastructure	521	517	4	1%	—	8	12	2%	2%
Applied Water	342	349	(7)	(2)%	—	6	(1)	—%	—%
Sensus & Analytics	83	73	10	14%	(10)	1	1	1%	15%

Quarter Ended June 30

Xylem Inc.	923	944	(21)	(2)%	(9)	13	(17)	(2)%	(1)%

Water Infrastructure	483	514	(31)	(6)%	—	11	(20)	(4)%	(4)%
Applied Water	361	359	2	(1)%	—	2	4	1%	1%
Sensus & Analytics	79	71	8	11%	(9)	—	(1)	(1)%	11%

Quarter Ended March 31

Xylem Inc.	888	915	(27)	(3)%	(5)	31	(1)	—%	—%

Water Infrastructure	461	492	(31)	(6)%	—	23	(8)	(2)%	(2)%
Applied Water	354	353	1	—%	—	7	8	2%	2%
Sensus & Analytics	73	70	3	4%	(5)	1	(1)	(1)%	6%

Xylem Inc. Non-GAAP Reconciliation

Recast - GAAP vs. Organic & Constant Currency Revenue Growth

($ Millions)

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

			Change	% Change			Change	% Change
	Revenue	Revenue	2016 v. 2015	2016 v. 2015	Acquisitions / Divestitures	FX Impact	Adj. 2016 v. 2015	Adj. 2016 v. 2015
	2016	2015
Year Ended December 31

Xylem Inc.	3,771	3,653	118	3%	(163)	74	29	1%	5%

Water Infrastructure	1,932	1,940	(8)	—%	—	52	44	2%	2%
Applied Water	1,393	1,422	(29)	(2)%	—	20	(9)	(1)%	(1)%
Sensus & Analytics	446	291	155	53%	(163)	2	(6)	(2)%	54%

Quarter Ended December 31

Xylem Inc.	1,095	994	101	10%	(138)	20	(17)	(2)%	12%

Water Infrastructure	530	555	(25)	(5)%	—	13	(12)	(2)%	(2)%
Applied Water	351	365	(14)	(4)%	—	7	(7)	(2)%	(2)%
Sensus & Analytics	214	74	140	189%	(138)	—	2	3%	189%

Quarter Ended September 30

Xylem Inc.	897	902	(5)	(1)%	(8)	14	1	—%	1%

Water Infrastructure	478	475	3	1%	—	8	11	2%	2%
Applied Water	343	351	(8)	(2)%	—	5	(3)	(1)%	(1)%
Sensus & Analytics	76	76	—	—%	(8)	1	(7)	(9)%	1%

Quarter Ended June 30

Xylem Inc.	932	920	12	1%	(11)	13	14	2%	3%

Water Infrastructure	484	479	5	1%	—	11	16	3%	3%
Applied Water	366	369	(3)	(1)%	—	2	(1)	—%	—%
Sensus & Analytics	82	72	10	14%	(11)	—	(1)	(1)%	14%

Quarter Ended March 31

Xylem Inc.	847	837	10	1%	(6)	27	31	4%	4%

Water Infrastructure	440	431	9	2%	—	20	29	7%	7%
Applied Water	333	337	(4)	(1)%	—	6	2	1%	1%
Sensus & Analytics	74	69	5	7%	(6)	1	—	—%	9%

Xylem Inc. Non-GAAP Reconciliation

Recast - GAAP vs. Organic & Constant Currency Growth -Three months ended March 31

($ Millions)

	(As Recast - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A

	Years		Change	% Change			Change	% Change
	2017	2016	2017 v. 2016	2017 v. 2016	Acquisitions / Divestitures	FX Impact	Adj. 2017 v. 2016	Adj. 2017 v. 2016

Orders

Xylem Inc.	1,137	888	249	28%	(237)	12	24	3%	29%

Water Infrastructure	467	461	6	1%	—	7	13	3%	3%
Applied Water	354	354	-	—%	1	5	6	2%	1%
Sensus & Analytics	316	73	243	333%	(238)	—	5	7%	333%

Revenue

Xylem Inc.	1,071	847	224	26%	(242)	11	(7)	(1)%	28%

Water Infrastructure	419	440	(21)	(5)%	—	6	(15)	(3)%	(3)%
Applied Water	333	333	—	—%	1	5	6	2%	2%
Sensus & Analytics	319	74	245	331%	(243)	—	2	3%	331%